UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2026
________________________________________________________
QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
QT Imaging Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated January 22, 2026 (the “January 2026 Securities Purchase Agreement”), by and between the Company, on the one hand, and Dr. Avi Katz, the Chairman of the Company’s Board of Directors, on the other hand, (together, the “January 2026 Purchasers”) for a private placement (the “January 2026 Private Placement”) of securities. At the closing of the January 2026 Private Placement, the Company issued (i) 24,107 shares (the “January 2026 Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); and (ii) a Common Stock Purchase Warrant (the “January 2026 Warrant” and together with the January 2026 Shares, the “January 2026 Securities”) with a term of ten years from the initial exercise date to purchase up to an additional 48,214 shares of Common Stock (all of such shares issuable upon exercise of the January 2026 Warrant, the “January 2026 Warrant Shares”).
The purchase price of each January 2026 Share is $6.43, which represents 110% of the 5-day volume weighted trading price for the Common Stock on January 22, 2026 (the “January 2026 Per Share Purchase Price”), and the per share exercise price of the January 2026 Warrant is $6.43. The aggregate gross proceeds to the Company from the January 2026 Private Placement was approximately $155,002. The Company intends to use the net proceeds from the offering for working capital purposes.
January 2026 Securities Purchase Agreement
The January 2026 Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the January 2026 Purchasers, and customary closing conditions, indemnification rights, and other obligations of the parties. The January 2026 Private Placement closed on January 22, 2026. Under the January 2026 Securities Purchase Agreement, the Company agreed to use the net proceeds from the sale of the January 2026 Securities for working capital purposes and to not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents (as defined in the January 2026 Securities Purchase Agreement), or (b) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The January 2026 Securities Purchase Agreement is governed by the laws of the State of New York.
The foregoing summary of the January 2026 Securities Purchase Agreement is qualified in its entirety by reference to the January 2026 Securities Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated in this Current Report on Form 8-K by reference.
January 2026 Warrants
The January 2026 Warrant will be exercisable for 48,214 shares of Common Stock at an exercise price of $6.43 per share, and be exercisable beginning 6 months after its issuance at the closing of the January 2026 Private Placement and ending 10 years after such issuance.
The foregoing summary of the January 2026 Warrants is qualified in its entirety by reference to the form of January 2026 Warrants, a copy of which is attached as Exhibit B to Exhibit 10.1 filed with this Current Report on Form 8-K, the terms of which are incorporated in this Current Report on Form 8-K by reference.
Registration Rights Agreement
In connection with the January 2026 Private Placement, the Company entered into a Registration Rights Agreement with the January 2026 Purchasers, dated January 22, 2026 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) with the Securities Exchange Commission (the “SEC”) no later than the 30th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than the 60th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 90th day following the date of the Registration Rights Agreement.

Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the January 2026 Purchasers from reselling the Securities for more than ten consecutive calendar days or more than an aggregate of twenty calendar days during any twelve-month period, the Company is obligated to pay to the January 2026 Purchasers, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.5% multiplied by the aggregate subscription amount paid by the January 2026 Purchaser pursuant to the January 2026 Securities Purchase Agreement.
All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any January 2026 Shares or January 2026 Warrant Shares are sold pursuant to a registration statement.
The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, the terms of which are incorporated in this Current Report on Form 8-K by reference.

Item 3.02 Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 related to the January 2026 Securities is hereby incorporated by reference into this Item 3.02. The January 2026 Securities are being sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 8.01    Other Events
On January 23, 2026, the Company furnished an unaudited pro forma condensed consolidated balance sheet and statement of operations and comprehensive loss as of and for the nine months ended September 30, 2025 (the “Pro Forma Financial Information”).
The Pro Forma Financial Information gives effect to the January 2026 Securities Purchase Agreement referenced in Item 1.01 above and the Securities Purchase Agreement, (the “October 2025 Securities Purchase Agreement”) for a private placement (the “October 2025 Private Placement”) of securities entered into on September 30, 2025, which closed on October 3, 2025, for aggregate gross proceeds to the Company in the October 2025 Securities Purchase Agreement of approximately $18,180,655, before deducting the offering expenses payable by the Company, that the Company disclosed in a Current Report on Form 8-K filed on October 1, 2025 with the SEC, as if both the January 2026 Private Placement and the October 2025 Private Placement had each occurred on January 1, 2025.
The Pro Forma Financial Information also gives effect to the repayment on October 6, 2025 of $5.0 million of long-term debt, as well as $360,477 of accrued interest and the Tranche B 2025 Premium, to Lynrock Lake Master Fund LP (“Lynrock Lake”) pursuant to the First Amendment to the Credit Agreement (the “Lynrock Amended Credit Agreement”), as if the $5,360,477 had been paid on January 1, 2025.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the closing of the January 2026 Private Placement, the intended use of proceeds from the January 2026 Private Placement, the filing of a registration statement covering the resale of the January 2026 Securities, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,”

“should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses (whether or not identified herein) made by the management of the Company in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the Company to sell and deploy the QT Imaging Breast Acoustic CT™ Scanner; the ability to extend product offerings into new areas or products; the ability to commercialize technology; unexpected occurrences that deter the full documentation and “bring to market” plan for products; trends and fluctuations in the industry; changes in demand and purchasing volume of customers; unpredictability of suppliers; the ability to attract and retain qualified personnel and the ability to move product sales to production levels; changes in domestic and foreign business, market, financial, political, and legal conditions; the uncertainty of projected financial information; delays caused by factors outside of our control; changes in our ability to successfully receive purchase orders and generate revenue under our existing contracts with partners and distributors; our ability to realize the benefits of the strategic partnerships; the identified material weakness in our internal controls over financial reporting (including the timeline to remediate the material weakness); the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to obtain and access financing in the future; our ability to pay our debt obligations as they come due; and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

10.1*	Securities Purchase Agreement, dated January 22, 2026, by and between QT Imaging Holdings, Inc. and the Purchasers.

10.2	Registration Rights Agreement, dated January 22, 2026, by and between QT Imaging Holdings, Inc. and the Purchasers.

99.1	QT Imaging Holdings, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations and Comprehensive Loss as of and for the Nine Months Ended September 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because such portions are not material and are the type of information that the Company treats as private or confidential. The Company agrees to furnish supplementally an unredacted copy of the exhibit, or any section thereof, to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 23, 2026
		By:	/s/ Dr. Raluca Dinu
		Name:	Dr. Raluca Dinu
		Title:	Chief Executive Officer